EXHIBIT 99.1

Golden Matrix Group Awarded Peru Online Sports Betting and iGaming License

LAS VEGAS, NV - (NewMediaWire) - June 28, 2024 - Golden Matrix Group (NASDAQ: GMGI) (“Golden Matrix” or the “Company”), a developer and licensor of online gaming platforms, systems, and gaming content, today announced that it has been granted a sports betting and iGaming license in Peru.-

This license has been issued to Meridian Gaming Peru S.A.C., a subsidiary of Meridianbet Group (“Meridianbet”), a B2B and B2C sports betting and iGaming provider licensed and operating in multiple international markets.

The license N° 3321-2024-MINCETUR/VMT/DGJCMT was granted by the Ministry of Foreign Trade and Tourism of Peru (MINCETUR).

"We are thrilled to enter the Peruvian market, a region poised for massive growth and unprecedented expansion in the coming years,” said Zoran Milosevic, CEO of Meridianbet. ”This market entry presents an exciting opportunity to further grow our user base and deliver additional value to shareholders, underscoring our ongoing commitment to developing industry-leading brands globally."

According to ENV Media, the total size of the online sports betting and iGaming market gaming industry in Peru is approximately USD $1.2 billion, and is expected to grow at a rate of 6.4% annually until at least 2028.  Market penetration is projected to reach 750,000 players by 2028, or slightly above 20% of the total adult population, highlighting the substantial growth potential for iGaming in the region.

Golden Matrix CEO Brian Goodman noted that this new license follows the granting of a sports betting license in South Africa just eight days ago, further solidifying GMGI’s strategic expansion into high-growth markets. “With the addition of Peru, Golden Matrix is well-positioned to capitalize on the rapidly growing online gaming sector in Latin America, delivering exceptional value and growth prospects for investors.”

This new license follows GMGI’s recent acquisition of a sports betting license in South Africa, further solidifying the Company’s strategic expansion into high-growth markets. With the addition of Peru, Golden Matrix is well-positioned to capitalize on the rapidly growing online gaming sector in Latin America, delivering exceptional value and growth prospects for investors.

About Golden Matrix

Golden Matrix Group, based in Las Vegas, NV, is a leading B2B and B2C gaming technology company utilizing proprietary technology and operating globally across multiple international markets. The B2B division of Golden Matrix develops and licenses branded gaming platforms for its extensive list of clients, and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico. In 2024, Golden Matrix completed the acquisition of MeridianBet, a well-established B2B and B2C sports betting and gaming platform operating and regulated in multiple markets in Europe, Africa, and LatAm, providing the combined entity with additional international operations.

About Meridianbet

Founded in 2001, Meridianbet Group is a well-established online sports betting and gaming group, licensed and/or currently operating in 18 jurisdictions across Europe, Africa, and South America. Meridianbet’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online, and mobile.

Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the Company to obtain the funding required to pay certain MeridianBet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of the Note and Warrant, the Company’s ability to pay amounts due under the Note and covenants associated therewith and penalties which could be due under the Note and securities purchase agreement for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the MeridianBet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

Connect with us

ir@goldenmatrix.com

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https://x.com/meridianbet_ofc

ir@meridianbet.com

Investor & Media Contacts

Brett Milotte, ICR (US)

Brett.Milotte@icrinc.com

Greg Michaels, ICR (US)

Gregory.Michaels@icrinc.com

Ana Ribeiro / Charlotte Page,  St Brides Partners  (UK)

Ana@stbridespartners.co.uk / charlotte@stbridespartners.co.uk

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